Exhibit 3.1

Ross Miller

Secretary of State

204 North Carson Street, Ste 1

Carson City, Nevada 89701-4299

(776) 684-5708

Website: secretaryofstate.biz

Certificate of Amendment

Filed in the office of  Document Number

   (PURSUANT TO NRS 78.385 AND 78.390)

/s/ Ross Miller

       20070783629-34

Ross Miller

        Filing Date and Time

Secretary of State

       11/13/2007 9:40 AM

State of Nevada

        Entity number

                                                                                                                                                                E0459682007-4

      USE BLACK ONLY-DO NOT HIGHLIGHT

ABOVE SPACE FOR OFFICE USE ONLY

Certificate of Amendment

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

1. Name of corporation:

HighLight Networks, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

1. Name of Corporation: Formation Energy Corporation

2. Shares: Number of Shares:   150,000,000    Par Value $0.001

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the*

articles of incorporation have voted in favor of the amendment is:    unanimous

4. Effective date of filing (optional): _____________________________________

    (must not be later than 90 days after the certificate is filed)

5. Officer Signature (Required):   /s/ Perry D. West     President

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must by approved by the vote, in addition to the affirmative vote otherwise required,

of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State AM 78.385 Amend 2007

             Revised on: 01/01/07

Ross Miller

Secretary of State

204 North Carson Street, Ste 1

Carson City, Nevada 89701-4299

(776) 684-5708

Website: secretaryofstate.biz

Certificate of Amendment

Filed in the office of  Document Number

   (PURSUANT TO NRS 78.385 AND 78.390)

/s/ Ross Miller

       20080403124-14

Ross Miller

        Filing Date and Time

Secretary of State

        06/13/2008 9:30 AM

State of Nevada

        Entity number

                                                                                                                                                             E0459682007-4

      USE BLACK ONLY-DO NOT HIGHLIGHT

ABOVE SPACE FOR OFFICE USE ONLY

Certificate of Amendment

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

1. Name of corporation:

Formation Energy Corporation

2. The articles have been amended as follows (provide article numbers, if available):

1. Name of Corporation: HighLight Networks, Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the*

articles of incorporation have voted in favor of the amendment is:    unanimous

4. Effective date of filing (optional): _____________________________________

    (must not be later than 90 days after the certificate is filed)

5. Officer Signature (Required):   /s/ Perry D. West     President

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must by approved by the vote, in addition to the affirmative vote otherwise required,

of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State AM 78.385 Amend 2007

             Revised on: 01/01/07